[front cover]

SEPTEMBER 30, 1999

SEMIANNUAL REPORT
------------------
AMERICAN CENTURY

[graphic of stairs]

PREMIUM BOND


                                                [american century logo(reg. sm)]
                                                                        American
                                                                         Century

[inside front cover]

Y2K TESTING EFFORTS PAY  DIVIDENDS IN PREPAREDNESS
--------------------------------------------------------------------------------

Y2K, short for the Year 2000, refers more specifically to the date change from December 31, 1999 to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years--99 instead of 1999.

When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

Recognizing the possible impact of the Y2K issue, our senior-level Steering Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000 a non-event for American Century investors.

Currently, our systems have been modified, tested and returned to production, and we have tested our systems with our vendors and business partners.

In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

In addition, our Y2K team has developed contingency plans. These plans are designed to minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We have conducted practice drills of contingency scenarios and will continue to refine our plans during the rest of 1999 to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the Year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

[left margin]

PREMIUM BOND
(ACBPX)
----------------------------------------



TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

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Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     Strong economic growth and increasing inflation anxiety resulted in higher interest rates during the six months ended September 30, 1999. The recovery of overseas economies and unabated U.S. growth influenced the Federal Reserve (the U.S. central bank) to raise short-term interest rates twice during the summer of 1999 to rein in the U.S. economy and reduce pressures on prices and wages.

     In this difficult environment for U.S. bonds, Premium Bond continued to provide competitive returns compared with similar funds. Premium Bond shareholders have benefited from our commitment to build and maintain a talented fund management group. American Century's entire investment management team has doubled in size over the past three years.

     Turning to corporate matters, American Century has long been an active supporter of the development and use of technologies that improve the efficiencies of capital markets, lower the costs of trading securities, and ultimately offer better returns for shareholders. Toward that end, we've made strategic investments in several other financial services firms, including Archipelago, Optimark, Tradepoint Financial Networks, W.R. Hambrecht, and, most recently, WorldStreet Corporation. WorldStreet, located in Boston, is developing a customized software application that marries portfolio holdings with real-time market information.

     We're also pleased to announce that American Century's investor account statement is the first fund company statement to win the Communications Seal from DALBAR Inc., an independent financial services research firm. DALBAR commends us for meeting investors' needs with an attractive document that's easy to read and understand.

     This isn't American Century's first nod of approval from DALBAR. In June, DALBAR recognized our statement's individual rate of return feature--part of the personalized performance section--as the key reason it ranked our statement second out of 88 mutual fund company statements in the nation.

     One final note--in the spirit of our ongoing Year 2000 readiness disclosures, we've provided a complete update on our preparations for Y2K on the inside front cover of this report. We understand that our diligence in this area is very important to you.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                        /s/James E. Stowers III
James E. Stowers, Jr.                           James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                Chief Executive Officer

[right margin]

                  Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
PREMIUM BOND
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Portfolio at a Glance ..................................................    5
   Yields .................................................................    5
   Types of Investments ...................................................    6
   Schedule of Investments ................................................    7
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   11
   Statement of Operations ................................................   12
   Statements of Changes
      in Net Assets .......................................................   13
   Notes to Financial
      Statements ..........................................................   14
   Financial Highlights ...................................................   16
OTHER INFORMATION
   Retirement Account
      Information .........................................................   17
   Background Information
      Investment Philosophy
         and Policies .....................................................   18
      Comparative Indices .................................................   18
      Lipper Rankings .....................................................   18
      Credit Rating
         Guidelines .......................................................   18
      Investment Team
         Leaders ..........................................................   18
   Glossary ...............................................................   19


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Inflation fears and rising interest rates created a difficult environment for U.S. bonds in 1999, resulting in their worst showing since 1994.

* Responding to an unexpectedly vibrant U.S. economy, the Federal Reserve raised short-term interest rates twice to head off inflation.

* Short-term securities, which are the least sensitive to interest rate changes, produced modest gains, while intermediate- and long-term securities generally suffered losses.

* Mortgage-backed securities were the best-performing U.S. bond sector during the six months. Their relatively higher yields and shorter durations helped cushion them somewhat from declining prices as interest rates rose.

* Corporate bonds performed worst, hurt by heavy issuance in the first six months of 1999 and low liquidity later.

MANAGEMENT Q&A

* Rising interest rates hurt Premium Bond's returns; however, the fund outperformed the average fund in its Lipper category (see page 4).

* The fund did well relative to the Lipper group because the portfolio held fewer corporate securities and had a relatively short duration. A shorter duration meant the fund held up well despite higher interest rates.

* Premium Bond's benchmark had a slightly higher return than the fund, primarily because of fund expenses and fewer corporate securities in the benchmark than in the fund.

* We overweighted corporate bonds relative to the benchmark because we were able to buy them at attractive prices and yields during the summer.

* We think corporate bonds will perform well in the months ahead, so we expect the overweighting in corporates to benefit the portfolio.

* Mortgage-backed securities also looked attractive during the summer, so we increased that position as well.

* Looking ahead, we plan to keep the fund overweighted in corporate bonds through the first few months of 2000 and maintain a duration position that is in line with the fund's benchmark.

[left margin]

                         PREMIUM BOND
                           (ACBPX)
       TOTAL RETURNS:                 AS OF 9/30/99
          6 Months                           -0.63%*
          1 Year                             -1.03%
       30-DAY SEC YIELD:                      6.44%
       INCEPTION DATE:                       4/1/93
       NET ASSETS:                   $101.6 million

* Not annualized.

See Total Returns on page 4.

Investment terms are defined in the Glossary on pages 19-20.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
[photo of Randall W. Merk]
Randall W. Merk, chief investment officer of fixed income at American Century

RISING INTEREST RATES SQUEEZE  U.S. BOND PRICES

     Inflation fears and rising interest rates created a difficult environment for U.S. bonds in 1999. For the six months ended September 30, 1999, the Lehman Brothers Aggregate Bond Index--a broad measure of U.S. bond performance-- returned -0.21%.

A VIBRANT ECONOMY AND  INFLATION FEARS

     Responding to an unexpectedly vibrant U.S. economy, the Federal Reserve (the Fed--the U.S. central bank) raised short-term interest rates on June 30 and August 25 to head off inflation. With foreign economies steadily improving and 1998's global liquidity crisis apparently no longer an issue, the Fed appeared to be in the process of taking back last year's three interest rate cuts.

     That's not surprising given what's happened in 1999. U.S. unemployment dipped to 30-year lows, commodity prices jumped, and the U.S. dollar weakened, particularly against the Japanese yen. May turned out to be a pivotal month. First, the inflation report for April (released in mid-May) showed the biggest monthly consumer price increase in almost nine years. Then the Fed announced its policy shift toward higher interest rates, which led to its first rate hikes since March 1997.

NON-TREASURY SECTORS FINISHED  ON TOP...

     Mortgage-backed securities were the best-performing U.S. bond sector (see the bond index table at right), primarily because they tend to have somewhat less interest rate sensitivity--as measured by their shorter duration--than other bond sectors.

     Treasury bonds finished behind other bond sectors, but that wasn't the case for the entire six months. Non-Treasurys suffered at first when yield spreads--the difference between Treasury and non-Treasury yields--widened, particularly in July and August. Decreased Treasury issuance, due to the federal budget surplus, and increased agency issuance helped contribute to the spread widening. However, better demand and reduced agency issuance caused yield spreads to snap back in September.

     The Treasury yield curve--which shows the yields of different maturity Treasurys at a given date--rose and flattened (see graph below). That is, yields rose on all Treasury securities, but the difference between short- and long-term yields diminished. The rising and flattening yield curve led to falling Treasury prices, especially for bonds that lay where the curve moved the most. That caused Treasurys to lag other bond sectors.

 ...WITH THE EXCEPTION OF CORPORATE BONDS

     A relative overabundance of new securities dampened corporate bond returns. Companies eager to lock in low rates and avoid coming to market right before Y2K issued a record amount of corporate debt in the first six months of 1999.

[right margin]

"INFLATION FEARS AND RISING INTEREST RATES CREATED A DIFFICULT ENVIRONMENT FOR U.S. BONDS IN 1999."

U.S. BOND INDEX RETURNS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
   LEHMAN AGGREGATE BOND INDEX      -0.21%
   LEHMAN FIXED-RATE MORTGAGE-
      BACKED SECURITIES INDEX        0.47%
   LEHMAN AGENCY BOND INDEX         -0.15%
   LEHMAN TREASURY BOND INDEX       -0.22%
   LEHMAN CORPORATE BOND INDEX      -1.29%

Source: Bloomberg Financial Markets

[line graph - data below]

RISING TREASURY YIELD CURVE

               3/31/99             9/30/99
YEARS TO
MATURITY
1               4.72%               5.19%
2               4.99%               5.60%
3               5.03%               5.65%
4               5.07%               5.70%
5               5.10%               5.76%
6               5.13%               5.78%
7               5.16%               5.80%
8               5.19%               5.82%
9               5.22%               5.84%
10              5.24%               5.87%
11              5.26%               5.88%
12              5.28%               5.89%
13              5.30%               5.90%
14              5.32%               5.91%
15              5.34%               5.92%
16              5.36%               5.93%
17              5.38%               5.94%
18              5.40%               5.95%
19              5.42%               5.96%
20              5.44%               5.97%
21              5.46%               5.98%
22              5.48%               5.99%
23              5.50%               6.00%
24              5.52%               6.01%
25              5.54%               6.01%
26              5.56%               6.02%
27              5.58%               6.02%
28              5.60%               6.03%
29              5.62%               6.04%
30              5.63%               6.05%

Source: Bloomberg Financial Markets


                                                www.americancentury.com      3


Premium Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 1999

               PREMIUM   LEHMAN AGGREGATE    A-RATED CORPORATE DEBT FUNDS(2)
                BOND        BOND INDEX      AVERAGE RETURN    FUND'S RANKING
================================================================================
6 MONTHS(1)    -0.63%         -0.21%            -1.26%             --
1 YEAR         -1.03%         -0.37%            -2.19%        31 OUT OF 161
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS         6.21%          6.82%             5.79%        37 OUT OF 133
5 YEARS         7.53%          7.84%             6.99%        20 OUT OF 95
LIFE OF FUND    5.74%          6.29%            5.61%(3)     22 OUT OF 65(3)

The fund's inception date was 4/1/93.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 4/30/93, the date nearest the fund's inception for which return data are available.

See pages 18-19 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $100,000 OVER LIFE OF FUND
Value on 9/30/99
Lehman Aggregate
   Bond Index      $148,658
Premium Bond       $143,770

                                      Lehman Aggregate
                 Premium Bond            Bond Index
DATE                VALUE                  VALUE
4/1/1993           $100,000               $100,000
6/30/1993          $101,870               $102,650
9/30/1993          $104,620               $105,329
12/31/1993         $104,537               $105,392
3/31/1994          $100,909               $102,368
6/30/1994           $99,537               $101,313
9/30/1994          $100,025               $101,931
12/31/1994         $100,245               $102,319
3/31/1995          $105,427               $107,475
6/30/1995          $112,618               $114,021
9/30/1995          $114,814               $116,255
12/31/1995         $120,382               $121,208
3/31/1996          $117,565               $119,063
6/30/1996          $117,847               $119,741
9/30/1996          $119,969               $121,956
12/31/1996         $123,676               $125,615
3/31/1997          $122,946               $124,912
6/30/1997          $127,028               $129,496
9/30/1997          $131,169               $133,795
12/31/1997         $134,645               $137,729
3/31/1998          $136,664               $139,877
6/30/1998          $139,644               $143,151
9/30/1998          $145,271               $149,206
12/31/1998         $145,213               $149,713
3/31/1999          $144,691               $148,965
6/30/1999          $142,925               $147,654
9/30/1999          $143,770               $148,658

$100,000 investment made 4/1/93

The graph at left shows the growth of a $100,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Lehman Aggregate Bond Index is provided for comparison in each graph. Premium Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED SEPTEMBER 30)

                                  Lehman Aggregate
                Premium Bond         Bond Index
DATE               RETURN              RETURN
9/30/1993*          4.62%               5.33%
9/30/1994          -4.39%              -3.22%
9/30/1995          14.80%              14.06%
9/30/1996           4.49%               4.90%
9/30/1997           9.32%               9.71%
9/30/1998          10.75%              11.51%
9/30/1999          -1.03%              -0.37%

* From 4/1/93 (the fund's inception date) to 9/30/93.


4      1-800-345-2021


Premium Bond--Q&A
--------------------------------------------------------------------------------
[photo of Jeff Houston]

     An interview with Jeff Houston, a portfolio manager on the Premium Bond fund investment team.

HOW DID PREMIUM BOND PERFORM DURING THE SIX MONTHS ENDED SEPTEMBER 30, 1999?

     Premium Bond returned -0.63% in the midst of what appeared to be the worst year for U.S. bonds since 1994. The fund beat the -1.26% average return of the 171 funds in the "A-Rated Corporate Debt Funds" category tracked by Lipper Inc. The portfolio's benchmark, the Lehman Brothers Aggregate Bond Index, returned -0.21.

WHY DIDN'T PREMIUM BOND MATCH THE PERFORMANCE OF ITS BENCHMARK INDEX?

     First, the fund's management fees and expenses will always reduce its returns relative to the unmanaged index. Second, the index held fewer corporate securities than Premium Bond--corporates represented over 30% of the portfolio's assets. Unfortunately, corporates generally underperformed most U.S. government bond issues during the six-month period (see page 3).

     Corporate bond underperformance was partially offset by another strategy --we kept the portfolio's duration shorter than that of the index, especially early in the period when we saw the biggest rise in rates. Duration is a measure of interest rate sensitivity. The longer the duration, the more sensitive a bond fund's value is to changes in interest rates. Conversely, a fund with a shorter duration is less sensitive to interest rate changes. With the Fed and inflation fears causing interest rates to rise--and bond prices to decline--Premium Bond's short-duration position was beneficial.

WHAT HELPED PREMIUM BOND PERFORM BETTER THAN ITS LIPPER CATEGORY?

     Although the fund had more corporates than the Lehman Brothers index, it had fewer than most of the other funds in its Lipper category. That boosted relative performance. In addition, we kept Premium Bond's duration shorter than the average duration of the funds in the Lipper group. We manage the fund's duration with an eye toward the Lehman Brothers index. The fund's duration was shorter than the index's, which in turn is typically shorter than the average of the Lipper category.

PLEASE DISCUSS YOUR CORPORATE BOND STRATEGY.

     Because of heavy corporate bond issuance, we were able to buy high-quality corporates at attractive prices and yields. As a result, we reduced Premium Bond's investments in lower-rated BBB corporate securities. They had performed well early in the period due to the strength of the economy, but as market liquidity for lower-rated securities dried up, we moved away from them. Instead, we bought higher-rated corporate bonds from issuers such as DuPont and CitiGroup. Overall, our experienced credit research team did a good job of avoiding corporate securities with credit difficulties during this period.

[right margin]

"WITH THE FED AND INFLATION FEARS CAUSING INTEREST RATES TO RISE, PREMIUM BOND'S SHORT-DURATION POSITION WAS BENEFICIAL."

PORTFOLIO AT A GLANCE
                            9/30/99           3/31/99
NUMBER OF SECURITIES          136               138
WEIGHTED AVERAGE
   MATURITY                 8.3 YRS           8.2 YRS
AVERAGE DURATION            4.9 YRS           4.7 YRS
EXPENSE RATIO               0.45%*             0.45%

* Annualized.

YIELD AS OF SEPTEMBER 30, 1999
30-DAY SEC YIELD            6.44%

Investment terms are defined in the Glossary on pages 19-20.


                                                www.americancentury.com      5


Premium Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     We believe Premium Bond's overweighting in corporates relative to the Lehman Brothers index will help in the months ahead when we expect corporate bond prospects to reverse.

     Our bullishness is based on several factors. First, corporates have rebound potential, and have displayed a tendency to bounce back in the first quarter. Second, the U.S. economy remains strong, and the overall corporate credit environment still looks relatively healthy. Third, the inflation outlook remains generally favorable--annual consumer price increases could approach a 3% rate, but few analysts and observers expect inflation to get much higher than that.

WHAT OTHER MOVES DID YOU MAKE?

     Our mortgage weighting increased from 25% to 29%, the second-largest position in the fund. We added attractively valued mortgage-backed securities when the spread, or difference in yield, between Treasurys and mortgage-backed securities widened during the summer (see page 3). The wider the yield spread, the more attractive mortgages became. Spreads later snapped back, which helped mortgage securities to outperform Treasurys.

WHAT'S YOUR OUTLOOK FOR THE U.S.  BOND MARKET?

     We think we've seen the worst of the interest rate increases for this cycle. However, the Fed still has reasons for concern in the near term, including the housing market's reluctance to slow much despite higher interest rates, continued strong consumer spending, tightening labor markets, and a large trade deficit. Economic growth is still strong, as indicated by the estimated 4.8% annualized growth rate in the third quarter of 1999. Fed officials have indicated that they are watching to see if the stock market declines a bit -- reducing the "wealth effect" of investors fueling the economy by spending their stock earnings--and the housing market slows. The Fed will likely remain on alert until consumer confidence falls further and spending moderates.

     We believe the Fed will raise interest rates at least once more and take back the last of the three interest rate cuts it gave the market in 1998. We expect a 0.25 percentage point increase in the fed funds rate either in November or in the first quarter of 2000. The rate hike could have a negative short-term effect on the U.S. bond market, but we see reasons to be optimistic as 2000 unfolds.

GIVEN THAT BACKDROP, WHAT DO YOU PLAN TO DO WITH THE FUND?

     Because of their historically strong relative performance in the first quarter (as well as their currently attractive prices and yields), we plan to keep the fund overweighted in corporate bonds through the first few months of 2000. Without stronger feelings about the direction of interest rates, we also plan to maintain a duration position that is largely in line with the Lehman Brothers index. Finally, since the fund already holds about 20% of its assets in Treasury securities, we don't expect to increase Premium Bond's liquidity any further for Y2K.

[left margin]

"WE BELIEVE PREMIUM BOND'S OVERWEIGHTING IN CORPORATES RELATIVE TO THE LEHMAN BROTHERS INDEX WILL HELP IN THE MONTHS AHEAD."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO

AS OF SEPTEMBER 30, 1999
Corporate Bonds              31%
Mortgage-Backed Securities   29%
U.S. Treasury Securities     21%
Asset-Backed Securities      10%
Govt. Agency Securities       7%
Other                         2%

AS OF MARCH 31, 1999
Corporate Bonds              32%
Mortgage-Backed Securities   25%
U.S. Treasury Securities     24%
Asset-Backed Securities      10%
Govt. Agency Securities       6%
Other                         3%

Investment terms are defined in the Glossary on pages 19-20.


6      1-800-345-2021


Premium Bond--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's market value, as of the last day of the reporting period.

SEPTEMBER 30, 1999 (UNAUDITED)

Principal Amount                                                    Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 21.3%
              $1,000,000   U.S. Treasury Notes, 6.375%,
                              5/15/00                           $  1,006,846
               1,000,000   U.S. Treasury Notes, 4.625%,
                              11/30/00                               990,305
               3,000,000   U.S. Treasury Notes, 4.875%,
                              3/31/01                              2,969,591
               3,400,000   U.S. Treasury Notes, 6.625%,
                              7/31/01                              3,457,159
               1,000,000   U.S. Treasury Notes, 7.50%,
                              11/15/01                             1,036,015
                 400,000   U.S. Treasury Notes, 7.875%,
                              11/15/04                               433,713
                 250,000   U.S. Treasury Notes, 7.50%,
                              2/15/05                                267,335
               1,000,000   U.S. Treasury Bonds, 12.00%,
                              8/15/08                              1,381,925
               1,200,000   U.S. Treasury Bonds, 9.25%,
                              2/15/16                              1,536,517
               1,400,000   U.S. Treasury Bonds, 8.875%,
                              8/15/17                              1,755,181
                 750,000   U.S. Treasury Bonds, 9.125%,
                              5/15/18                                964,608
                 400,000   U.S. Treasury Bonds, 7.125%,
                              2/15/23                                434,364
               1,600,000   U.S. Treasury Bonds, 7.50%,
                              11/15/24                             1,820,524
                 475,000   U.S. Treasury Bonds, 7.625%,
                              2/15/25                                548,801
                 300,000   U.S. Treasury Bonds, 6.00%,
                              2/15/26                                286,250
                 650,000   U.S. Treasury Bonds, 6.375%,
                              8/16/27                                651,204
               1,900,000   U.S. Treasury Bonds, 5.25%,
                              11/15/28                             1,646,498
                 750,000   U.S. Treasury Bonds, 5.25%,
                              2/15/29                                655,966
                                                                ------------
TOTAL U.S. TREASURY SECURITIES                                    21,842,802
                                                                ------------
   (Cost $21,917,228)

U.S. GOVERNMENT AGENCY SECURITIES -- 7.1%
               1,500,000   FHLB, 5.50%, 8/13/01                    1,486,821
                 500,000   FHLMC, 7.09%, 11/24/06                    498,555
               1,000,000   FHLMC, 5.75%, 4/15/08                     940,802
               1,000,000   FNMA, 6.50%, 4/29/09                      958,738
               1,000,000   FNMA MTN, 5.83%, 2/2/04                   971,266
               1,000,000   FNMA MTN, 5.54%, 2/5/04                   956,435
               1,000,000   FNMA MTN, 5.74%, 1/21/09                  913,494
                 500,000   FNMA MTN, 7.00%, 2/20/07                  500,164
                                                                ------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                  7,226,275
                                                                ------------
   (Cost $7,499,180)

Principal Amount                                                    Value
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES(1) -- 29.2%
              $  747,461   FHLMC Pool #E68523, 6.50%,
                              12/1/12                           $    736,489
                 976,377   FHLMC Pool #E00724, 7.00%,
                              6/1/14                                 978,049
                 106,142   FHLMC Pool #D75034, 8.50%,
                              10/1/26                                110,143
                 757,004   FHLMC Pool #C00553, 7.00%,
                              9/1/27                                 745,893
                 844,505   FHLMC Pool #C00578, 6.50%,
                              1/1/28                                 812,200
                 976,076   FHLMC Pool #C00731, 6.50%,
                              3/1/29                                 937,888
                 999,239   FHLMC Pool #C30257, 7.00%,
                              8/1/29                                 983,648
                 999,330   FHLMC Pool #C30060, 7.50%,
                              8/1/29                               1,005,544
                 961,820   FNMA Pool #272894, 6.00%,
                              2/1/09                                 932,261
                 498,071   FNMA Pool #392607, 7.00%,
                              7/1/12                                 498,749
                 191,847   FNMA Pool #426130, 6.00%,
                              5/1/13                                 184,664
                 764,023   FNMA Pool #426773, 6.00%,
                              7/1/13                                 735,415
               1,183,550   FNMA Pool #252736, 7.50%,
                              8/1/14                               1,202,898
                 692,885   FNMA Pool #405425, 7.00%,
                              12/1/27                                682,446
               1,406,515   FNMA Pool #412562, 6.50%,
                              1/1/28                               1,352,519
                 594,700   FNMA Pool #413812, 6.50%,
                              1/1/28                                 571,870
               1,326,808   FNMA Pool #406904, 7.50%,
                              4/1/28                               1,332,712
               1,426,016   FNMA Pool #426069, 7.00%,
                              5/1/28                               1,403,652
                 961,673   FNMA Pool #437421, 6.00%,
                              9/1/28                                 897,754
                 291,592   FNMA Pool #450619, 6.00%,
                              12/1/28                                272,211
                 499,005   FNMA Pool #453956, 6.00%,
                              12/1/28                                465,838
               1,071,878   FNMA Pool #454947, 6.00%,
                              12/1/28                              1,000,634
                 677,640   FNMA Pool #252211, 6.00%,
                              1/1/29                                 632,600
                 482,408   FNMA Pool #252212, 6.50%,
                              1/1/29                                 463,197
                 997,936   FNMA Pool #506995, 7.50%,
                              7/1/29                               1,002,141
                 417,780   GNMA Pool #230356, 7.50%,
                              8/20/17                                420,970
                 967,418   GNMA Pool #313107, 7.00%,
                              11/15/22                               956,293


See Notes to Financial Statements               www.americancentury.com      7


Premium Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
SEPTEMBER 30, 1999 (UNAUDITED)

Principal Amount                                                    Value
--------------------------------------------------------------------------------

                $ 31,093   GNMA Pool #407141, 9.25%,
                              2/15/25                           $     33,224
                 220,567   GNMA Pool #408099, 8.75%,
                              3/15/25                                231,285
                  35,834   GNMA Pool #407254, 9.25%,
                              3/15/25                                 38,290
                 487,696   GNMA Pool #780412, 7.50%,
                              8/15/26                                490,291
                 492,129   GNMA Pool #423986, 8.00%,
                              8/15/26                                504,045
                  87,450   GNMA Pool #432437, 7.50%,
                              4/15/27                                 87,869
                 560,075   GNMA Pool #447692, 7.50%,
                              5/15/27                                562,761
                 652,940   GNMA Pool #423061, 8.00%,
                              6/15/27                                668,626
                 248,245   GNMA Pool #443782, 7.50%,
                              11/15/27                               249,436
                  84,754   GNMA Pool #461011, 7.50%,
                              11/15/27                                85,160
                 563,971   GNMA Pool #467626, 7.00%,
                              2/15/28                                554,246
                 435,461   GNMA Pool #458862, 7.50%,
                              2/15/28                                437,356
                 466,111   GNMA Pool #436277, 6.50%,
                              3/15/28                                446,104
                 750,740   GNMA Pool #471859, 7.00%,
                              4/15/28                                737,794
                  31,814   GNMA Pool #455126, 6.50%,
                              5/15/28                                 30,449
               1,939,034   GNMA Pool #458887, 6.50%,
                              5/15/28                              1,855,805
                 487,467   GNMA Pool #463891, 6.50%,
                              5/15/28                                466,543
               1,057,612   GNMA Pool #469811, 7.00%,
                              12/15/28                             1,039,375
                                                                ------------
TOTAL MORTGAGE-BACKED SECURITIES                                  29,837,337
                                                                ------------
   (Cost $30,579,624)

ASSET-BACKED SECURITIES(1) -- 9.7%
               1,000,000   BMW Vehicle Owner Trust, Series 1999-A,
                              Class A3 SEQ, 6.41%,
                              4/25/03                                999,930
               1,000,000   Case Equipment Loan Trust, Series
                              1998 B, Class A4 SEQ, 5.92%,
                              10/15/05                               988,625
               1,000,000   CIT RV Trust, Series 1997 A,
                              Class A6 SEQ, 6.35%,
                              4/15/11                                998,995
                 750,000   CIT RV Trust, Series 1998 A,
                              Class A4 SEQ, 6.09%,
                              2/15/12                                741,214
               1,000,000   Comed Transitional Funding Trust,
                              Series 1998-1, Class A6 SEQ,
                              5.63%, 6/25/09                         932,575
                 931,334   First Union-Lehman Brothers
                              Commercial Mortgage, Series
                              1998 C2, Class A1 SEQ,
                              6.28%, 6/18/07                         909,695

Principal Amount                                                    Value
--------------------------------------------------------------------------------

              $1,000,000   GMAC Commercial Mortgage
                              Securities Inc., Series 1999 C1,
                              Class A2 SEQ, 6.18%,
                              5/15/33                           $    931,785
                 632,870   Money Store (The) Home Equity
                              Trust, Series 1994 B, Class A4
                              SEQ, 7.60%, 7/15/21                    638,537
               1,000,000   Money Store (The) Home Equity
                              Trust, Series 1997 C, Class
                              AF6 SEQ, 6.67%, 2/15/25                995,045
                 712,081   Nationslink Funding Corp., Series
                              1998-2, Class A1 SEQ, 6.00%,
                              11/20/07                               686,493
                 121,519   Textron Financial Corp.
                              Receivables Trust, Series
                              1997 A, Class A SEQ, 6.05%,
                              3/16/09 (Acquired 9/18/97,
                              Cost $121,358)(2)                      121,453
                 500,000   United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1996 D1, Class A5 SEQ,
                              6.92%, 10/15/18                        501,602
                 500,000   United Companies Financial Corp.,
                              Home Equity Loan, Series
                              1997 C, Class A7, 6.85%,
                              1/15/29                                493,022
                                                                ------------
TOTAL ASSET-BACKED SECURITIES                                      9,938,971
                                                                ------------
   (Cost $10,168,694)

CORPORATE BONDS -- 30.9%
AIRLINES -- 1.0%
                 700,000   Continental Airlines, Inc., 8.00%,
                              12/15/05                               652,750
                 442,948   Delta Air Lines, Inc., 7.54%,
                              10/11/11                               427,367
                                                                ------------
                                                                   1,080,117
                                                                ------------
BANKS -- 3.0%
                 500,000   Bank of America N.A., 6.125%,
                              7/15/04                                487,950
               1,000,000   Citigroup Inc., 5.80%, 3/15/04            961,774
                 250,000   Corestates Capital Corp., 5.875%,
                              10/15/03                               240,269
                 500,000   Fleet National Bank, 5.75%,
                              1/15/09                                448,669
                 500,000   National Bank of Canada, 8.125%,
                              8/15/04                                521,315
                 500,000   U.S. Bank, NA, 5.70%, 12/15/08            453,887
                                                                ------------
                                                                   3,113,864
                                                                ------------
CHEMICALS -- 0.9%
                 300,000   ARCO Chemical Co., 10.25%,
                              11/1/10                                309,158
                 700,000   Monsanto Co., 6.60%, 12/1/28
                              (Acquired 12/4/98, Cost
                              $697,480)(2)                           609,509
                                                                ------------
                                                                     918,667
                                                                ------------


8      1-800-345-2021                        See Notes to Financial Statements


Premium Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
SEPTEMBER 30, 1999 (UNAUDITED)

Principal Amount                                                    Value
--------------------------------------------------------------------------------
DEPARTMENT STORES -- 0.3%
             $   300,000   Sears, Roebuck & Co., Inc.,
                              9.375%, 11/1/11                   $    344,392
                                                                ------------
ELECTRICAL UTILITIES -- 0.8%
                 400,000   Duke Energy Corp., 6.875%,
                              8/1/23                                 364,977
                 500,000   Yorkshire Power Finance,
                              Series B, 6.15%, 2/25/03               481,864
                                                                ------------
                                                                     846,841
                                                                ------------
ENERGY EQUIPMENT & SERVICES -- 0.7%
                 850,000   Petroleum Geo-Services ASA,
                              7.125%, 3/30/28                        743,999
                                                                ------------
ENERGY RESERVES & PRODUCTION -- 0.9%
               1,000,000   EOG Resources Inc., 6.70%,
                              11/15/06                               975,151
                                                                ------------
EQUITY REAL ESTATE
INVESTMENT TRUST -- 1.7%
                 850,000   Chelsea GCA Realty Partners,
                              7.25%, 10/21/07                        793,609
                 450,000   Price REIT, Inc. (The), 7.25%,
                              11/1/00                                454,057
                 500,000   Spieker Properties, Inc., 6.80%,
                              12/15/01                               498,228
                                                                ------------
                                                                   1,745,894
                                                                ------------
FINANCIAL SERVICES -- 2.9%
                 500,000   Associates Corp., N.A., 6.625%,
                              6/15/05                                492,627
               1,000,000   Comdisco, Inc., 6.375%,
                              11/30/01                               985,641
               1,000,000   Ford Motor Credit Co., 6.125%,
                              4/28/03                                976,741
                 500,000   Toyota Motor Credit Corp.,
                              5.625%, 11/13/03                       481,809
                                                                ------------
                                                                   2,936,818
                                                                ------------
FOOD & BEVERAGE -- 0.9%
               1,000,000   Pepsi Bottling Group Inc., 5.625%,
                              2/17/09 (Acquired 2/3/99,
                              Cost $995,670)(2)                      911,112
                                                                ------------
FOREST PRODUCTS & PAPER -- 0.7%
                 750,000   Abitibi-Consolidated Inc., 7.40%,
                              4/1/18                                 675,038
                                                                ------------
GAS & WATER UTILITIES -- 1.0%
                 500,000   Columbia Energy Group, 6.80%,
                              11/28/05                               490,142
                 500,000   K N Energy, Inc., 6.45%,
                              11/30/01                               494,435
                                                                ------------
                                                                     984,577
                                                                ------------
GOLD -- 0.4%
                 450,000   Barrick Gold Corp., 7.50%,
                              5/1/07                                 450,218
                                                                ------------

Principal Amount                                                    Value
--------------------------------------------------------------------------------

GROCERY STORES -- 1.0%
              $1,000,000   Kroger Co. (The), 7.25%, 6/1/09
                              (Acquired 6/18/99, Cost
                              $999,370)(2)                      $    978,212
                                                                ------------
HEAVY ELECTRICAL EQUIPMENT -- 0.2%
                 200,000   Anixter International Inc., 8.00%,
                              9/15/03                                201,724
                                                                ------------
INDUSTRIAL PARTS -- 1.4%
                 750,000   Caterpillar Financial Services
                              Corp., 5.90%, 9/10/02                  736,173
                 650,000   Caterpillar Inc., 7.25%, 9/15/09          653,612
                                                                ------------
                                                                   1,389,785
                                                                ------------
LIFE AND HEALTH INSURANCE -- 1.0%
               1,000,000   Conseco Inc., 6.40%, 6/15/01              980,185
                                                                ------------
MEDIA -- 2.0%
                 500,000   British Sky Broadcasting, 6.875%,
                              2/23/09                                454,419
                 500,000   CSC Holdings Inc., 7.625%,
                              7/15/18                                465,834
               1,000,000   TCI Communications, Inc., 8.75%,
                              8/1/15                               1,124,469
                                                                ------------
                                                                   2,044,722
                                                                ------------
MINING & METALS -- 0.9%
               1,000,000   Owens-Illinois Inc., 7.15%,
                              5/15/05                                946,121
                                                                ------------
MOTOR VEHICLES & PARTS -- 1.3%
                 350,000   General Motors Corp., 7.00%,
                              6/15/03                                355,048
               1,000,000   Lear Corp., 7.96%, 5/15/05
                              (Acquired 5/13/99, Cost
                              $1,000,000)(2)                         986,250
                                                                ------------
                                                                   1,341,298
                                                                ------------
NATURAL GAS -- 0.7%
                 750,000   Enron Corp., 6.625%, 11/15/05             724,248
                                                                ------------
OIL REFINING -- 0.7%
                 700,000   USX Corp., 6.85%, 3/1/08                  669,424
                                                                ------------
RAILROADS -- 1.0%
               1,000,000   Norfolk Southern Corp., 6.95%,
                              5/1/02                               1,004,113
                                                                ------------
SECURITIES & ASSET MANAGEMENT -- 0.8%
                 500,000   Merrill Lynch & Co., Inc., 6.50%,
                              4/1/01                                 500,134
                 300,000   Paine Webber Group Inc., 7.875%,
                              2/15/03                                306,804
                                                                ------------
                                                                     806,938
                                                                ------------
SPECIALTY STORES -- 0.9%
               1,000,000   Rite Aid Corp., 6.70%, 12/15/01           935,000
                                                                ------------
TELEPHONE -- 2.8%
               1,000,000   GTE North Inc., Series H, 5.65%,
                              11/15/08                               908,840


See Notes to Financial Statements               www.americancentury.com      9


Premium Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
SEPTEMBER 30, 1999 (UNAUDITED)

Principal Amount                                                    Value
--------------------------------------------------------------------------------

             $   650,000   LCI International, Inc., 7.25%,
                              6/15/07                           $    635,350
                 500,000   MCI WorldCom, Inc., 8.875%,
                              1/15/01                                526,570
                 300,000   MCI WorldCom, Inc., 7.55%,
                              4/1/04                                 308,343
                 500,000   Qwest Communications
                              International Inc., Series B,
                              7.50%, 11/1/08                         495,435
                                                                ------------
                                                                   2,874,538
                                                                ------------
WIRELESS TELECOMMUNICATIONS -- 1.0%
               1,000,000   AirTouch Communications, Inc.,
                              7.125%, 7/15/01                      1,009,528
                                                                ------------
TOTAL CORPORATE BONDS                                             31,632,524
                                                                ------------
   (Cost $32,877,412)

Principal Amount                                                    Value
--------------------------------------------------------------------------------

SOVEREIGN GOVERNMENTS & AGENCIES -- 1.0%
                 500,000   Hydro-Quebec, 8.05%, 7/7/24          $    537,754
                 550,000   Province of British Columbia,
                              5.375%, 10/29/08                       497,918
                                                                ------------
TOTAL SOVEREIGN GOVERNMENTS &
AGENCIES                                                           1,035,672
                                                                ------------
   (Cost $1,087,249)

TEMPORARY CASH INVESTMENTS -- 0.8%
    Repurchase Agreement, Goldman Sachs &
      Co., Inc., (U.S. Treasury obligations), in a
      joint trading account at 5.10%, dated
      9/30/99, due 10/1/99 (Delivery value
      $836,118)                                                      836,000
                                                                ------------
   (Cost $836,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                           $102,349,581
                                                                ============
   (Cost $104,965,387)

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

MTN = Medium Term Note

(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at September 30, 1999, was $3,606,536, which represented 3.6% of net assets.


10      1-800-345-2021                        See Notes to Financial Statements


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

SEPTEMBER 30, 1999 (UNAUDITED)

ASSETS
Investment securities, at value
  (identified cost of $104,965,387)
  (Note 3) ...............................................        $ 102,349,581
Interest receivable ......................................            1,328,935
                                                                  -------------
                                                                    103,678,516
                                                                  -------------

LIABILITIES
Disbursements in excess
  of demand deposit cash .................................            1,978,068
Accrued management fees (Note 2) .........................               38,188
Dividends payable ........................................              100,162
Payable for director's fees and expenses .................                   57
                                                                  -------------
                                                                      2,116,475
                                                                  -------------
Net Assets ...............................................        $ 101,562,041
                                                                  =============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized ...............................................          100,000,000
                                                                  =============
Outstanding ..............................................           10,423,129
                                                                  =============
Net Asset Value Per Share ................................        $        9.74
                                                                  =============

NET ASSETS CONSIST OF:
Capital (par value and paid in surplus) ..................        $ 104,429,775
Accumulated net realized loss
  on investments .........................................             (251,928)
Net unrealized depreciation
  on investments (Note 3) ................................           (2,615,806)
                                                                  -------------
                                                                  $ 101,562,041
                                                                  =============


See Notes to Financial Statements              www.americancentury.com      11


Statement of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest ................................................           $ 3,318,490
                                                                    -----------
Expenses (Note 2):
Management fees .........................................               232,740
Directors' fees and expenses ............................                   484
                                                                    -----------
                                                                        233,224
                                                                    -----------

Net investment income ...................................             3,085,266
                                                                    -----------

REALIZED AND UNREALIZED
LOSS ON INVESTMENTS (NOTE 3)
Net realized loss on investments ........................              (263,879)
Change in net unrealized
  appreciation on investments ...........................            (3,371,267)
                                                                    -----------

Net realized and unrealized
  loss on investments ...................................            (3,635,146)
                                                                    -----------

Net Decrease in Net Assets
  Resulting from Operations .............................           $  (549,880)
                                                                    ===========


12      1-800-345-2021                       See Notes to Financial Statements


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED) AND YEAR ENDED MARCH 31, 1999

                                                  SEPTEMBER 30,       MARCH 31,
Increase (Decrease) in Net Assets                     1999              1999

OPERATIONS
Net investment income ........................   $   3,085,266    $   5,443,871
Net realized gain (loss) on investments ......        (263,879)         121,024
Change in net unrealized
  appreciation on investments ................      (3,371,267)        (511,967)
                                                 -------------    -------------
Net increase (decrease) in net assets
  resulting from operations ..................        (549,880)       5,052,928
                                                 -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ...................      (3,085,266)      (5,465,768)
From net realized gains on
  investment transactions ....................            --           (489,078)
                                                 -------------    -------------
Decrease in net assets from distributions ....      (3,085,266)      (5,954,846)
                                                 -------------    -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ....................      21,645,330       78,926,913
Proceeds from reinvestment of distributions ..       2,847,613        5,886,692
Payments for shares redeemed .................     (24,579,678)     (43,798,905)
                                                 -------------    -------------
Net increase (decrease) in net assets
  from capital share transactions ............         (86,735)      41,014,700
                                                 -------------    -------------

Net increase (decrease) in net assets ........      (3,721,881)      40,112,782

NET ASSETS
Beginning of period ..........................     105,283,922       65,171,140
                                                 -------------    -------------
End of period ................................   $ 101,562,041    $ 105,283,922
                                                 =============    =============

TRANSACTIONS IN SHARES OF THE FUND
Sold .........................................       2,195,915        7,705,359
Issued in reinvestment of distributions ......         289,242          574,382
Redeemed .....................................      (2,490,751)      (4,269,904)
                                                 -------------    -------------
Net increase (decrease) ......................          (5,594)       4,009,837
                                                 =============    =============


See Notes to Financial Statements              www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------

SEPTEMBER 30, 1999 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Premium Reserves, Inc. (the corporation) is registered under the Investment Company Act of 1940 as an open-end management investment company. Premium Bond Fund (the fund) is one of the three funds issued by the corporation. The fund is diversified under the 1940 Act. The investment objective of the fund is to obtain a high level of income from investments in a portfolio of longer-term bonds and other debt obligations. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FORWARD COMMITMENTS -- The fund may purchase and sell U.S. government securities on a firm commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund maintains segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

    REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account held at the fund's custodian. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annual management fee for the fund is 0.45%.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.


14      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

SEPTEMBER 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases of investment securities, excluding short-term investments, for the six months ended September 30, 1999, totaled $28,514,851, of which $17,199,139, represented U.S. Treasury and Agency obligations. Sales of investment securities, excluding short-term investments, for the six months ended September 30, 1999, totaled $25,298,233, of which $13,712,498, represented U.S. Treasury and Agency obligations.

    As of September 30, 1999, accumulated net unrealized depreciation was $2,617,712, based on the aggregate cost of investments for federal income tax purposes of $104,967,293, which consisted of unrealized appreciation of $309,250, and unrealized depreciation of $2,926,962.

--------------------------------------------------------------------------------
4. BANK LOANS

    The fund, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The fund did not borrow from the line during the six months ended September 30, 1999.


                                                www.americancentury.com      15


Premium Bond--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL
RETURN, INCOME RATIO (net income as a percentage of average net assets), EXPENSE
RATIO (operating expenses as a percentage of average net assets), and PORTFOLIO
TURNOVER (a gauge of the fund's trading activity).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                             1999(1)           1999           1998           1997           1996           1995
PER-SHARE DATA
Net Asset Value, Beginning of Period .. $     10.10       $     10.15    $      9.76    $      9.93    $      9.46    $      9.64
                                        -----------       -----------    -----------    -----------    -----------    -----------
Income From Investment Operations
  Net Investment Income ...............        0.29              0.59           0.61           0.61           0.61           0.59
  Net Realized and Unrealized Gain
  (Loss) on Investments ...............       (0.36)             --             0.45          (0.17)          0.47          (0.18)
                                        -----------       -----------    -----------    -----------    -----------    -----------
  Total From Investment Operations ....       (0.07)             0.59           1.06           0.44           1.08           0.41
                                        -----------       -----------    -----------    -----------    -----------    -----------
Distributions
  From Net Investment Income ..........       (0.29)            (0.59)         (0.61)         (0.61)         (0.61)         (0.59)
  From Net Realized Gains
  on Investments ......................        --               (0.05)         (0.06)          --             --             --
                                        -----------       -----------    -----------    -----------    -----------    -----------
  Total Distributions .................       (0.29)            (0.64)         (0.67)         (0.61)         (0.61)         (0.59)
                                        -----------       -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of Period ........ $      9.74       $     10.10    $     10.15    $      9.76    $      9.93    $      9.46
                                        ===========       ===========    ===========    ===========    ===========    ===========
  Total Return(2) .....................       (0.63)%            5.88%         11.14%          4.57%         11.53%          4.48%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ...............        0.45%(3)          0.45%          0.45%          0.45%          0.43%          0.45%
Ratio of Net Investment Income
  to Average Net Assets ...............        5.97%(3)          5.70%          6.06%          6.20%          6.08%          6.30%
Portfolio Turnover ....................          25%               71%           138%            63%            92%            51%
Net Assets, End of Period
  (in thousands) ...................... $   101,562       $   105,284    $    65,171    $    21,750    $    20,280    $    10,334

(1) Six months ended September 30, 1999 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.


16      1-800-345-2021                       See Notes to Financial Statements


Retirement Account Information
--------------------------------------------------------------------------------

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                www.americancentury.com      17


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     PREMIUM BOND seeks a high level of income from investment in longer-term bonds and other debt instruments. It is designed for investors whose primary goal is a level of income higher than is generally provided by money market or short- and intermediate-term securities and who can accept the generally greater price volatility associated with longer-term bonds.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The LEHMAN AGGREGATE BOND INDEX is composed of the Lehman
Government/Corporate Index and the Lehman Mortgage-Backed Securities Index. It reflects the price fluctuations of Treasury securities, U.S. government agency securities, corporate bond issues, and mortgage-backed securities.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The funds in Lipper's CORPORATE DEBT FUNDS RATED A category invest at least 65% of their assets in government issues or corporate debt issues rated A or better.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. They are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     Securities rated AAA, AA, A, or BBB are considered "investment-grade" securities, meaning they are relatively safe from default. Here are the most common credit ratings and their definitions:

     AAA -- extremely strong ability to meet financial obligations.

     AA -- very strong ability to meet financial obligations.

     A -- strong ability to meet financial obligations.

     BBB -- good ability to meet financial obligations.

     BB -- securities that are less vulnerable to default than other lower-quality issues but do not quite meet investment-grade standards.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

[left margin]

INVESTMENT TEAM LEADERS

  Portfolio Managers
       BUD HOOPS
       JEFF HOUSTON

  Credit Research Manager
       GREG AFIESH


18      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on page 16.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF FIXED-INCOME SECURITIES

* ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of assets, such as credit card debt, auto loans, or home equity loans.

* CORPORATE BONDS -- debt securities or instruments issued by companies and corporations.

* MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans.

* U.S. GOVERNMENT AGENCY SECURITIES -- debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures, and bonds (maturing in three months to 50 years).

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years), and bonds (maturing in more than 10 years).


                                                www.americancentury.com      19


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


20      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Large Cap Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

--------------------------------------------------------------------------------
[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY GOVERNMENT INCOME TRUST

INVESTMENT MANAGER AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES





                                  Funds Distributor, Inc. is
9911                                 the distributor of American Century funds
SH-ANN-18632                     (c)1999 American Century Services Corporation

[front cover]

SEPTEMBER 30, 1999

SEMIANNUAL REPORT
------------------
AMERICAN CENTURY

[graphic of stairs]

PREMIUM GOVERNMENT RESERVE
PREMIUM CAPITAL RESERVE


                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century

[inside front cover]

Y2K TESTING EFFORTS PAY  DIVIDENDS IN PREPAREDNESS
--------------------------------------------------------------------------------

Y2K, short for the Year 2000, refers more specifically to the date change from December 31, 1999 to January 1, 2000. This date change is significant for computers because many were originally programmed to process dates with two-character years--99 instead of 1999.

When the calendar rolls to 2000, this can create problems for computers programmed this way because they will read the date as "00," and may interpret it as 1900. Most companies have been working to reprogram their computer systems with four-digit years. Reprogramming is very labor-intensive and requires testing to ensure that there are no errors and that all lines of code were successfully changed.

Recognizing the possible impact of the Y2K issue, our senior-level Steering Committee, programmers, business partners and Y2K team have been working diligently to make January 1, 2000 a non-event for American Century investors.

Currently, our systems have been modified, tested and returned to production, and we have tested our systems with our vendors and business partners.

In March and April of this year, we participated in the Security Industry Association's (SIA) industry-wide test and successfully processed transactions for dates up to and beyond 2000. American Century transactions with our partner firms were processed free of Y2K bugs. We also participated in the Market Data Test conducted by the SIA and Financial Information Forum in May. Again, the computer scripts were executed successfully with no Y2K-related errors.

In addition, our Y2K team has developed contingency plans. These plans are designed to minimize the impact on our investors and help us maintain operations in the event of any Y2K-related incidents. We have conducted practice drills of contingency scenarios and will continue to refine our plans during the rest of 1999 to respond quickly and effectively so that the date change is as seamless as possible for investors. We expect the Year 2000 to be business as usual at American Century.

Year 2000 Readiness Disclosure

[left margin]

PREMIUM GOVERNMENT RESERVE
(TWPXX)
----------------------------------------

PREMIUM CAPITAL RESERVE
(TCRXX)
----------------------------------------


TURN TO THE INSIDE BACK COVER OF THIS REPORT TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED BY OBJECTIVE AND RISK.

RECEIVE YOUR ANNUAL REPORTS ONLINE

CHOOSE OUR ELECTRONIC COMMUNICATION PROGRAM

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   OnePIN opens the door to services that help you stay in control of your
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   * MONITOR YOUR INVESTMENTS on your Personal Homepage any time, any day

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     Set up your OnePIN and choose the electronic communication program today.
     Questions? Call 1-800-345-2021 or go to www.americancentury.com.


Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers III, seated, with James E. Stowers, Jr.]
James E. Stowers III, seated, with James E. Stowers, Jr.

     Strong economic growth and increasing inflation anxiety resulted in higher interest rates during the six months ended September 30, 1999. The recovery of overseas economies and unabated U.S. growth influenced the Federal Reserve (the U.S. central bank) to raise short-term interest rates twice during the summer of 1999 to rein in the U.S. economy and reduce pressures on prices and wages. In this rising interest rate environment, Premium Government Reserve and Premium Capital Reserve continued to provide competitive yields and preservation of invested capital for shareholders.

     Turning to corporate matters, American Century has long been an active supporter of the development and use of technologies that improve the efficiencies of capital markets, lower the costs of trading securities, and ultimately offer better returns for shareholders. Toward that end, we've made strategic investments in several other financial services firms, including Archipelago, Optimark, Tradepoint Financial Networks, W.R. Hambrecht, and, most recently, WorldStreet Corporation. WorldStreet, located in Boston, is developing a customized software application that marries portfolio holdings with real-time market information.

     We're also pleased to announce that American Century's investor account statement is the first fund company statement to win the Communications Seal from DALBAR Inc., an independent financial services research firm. DALBAR commends us for meeting investors' needs with an attractive document that's easy to read and understand.

     This isn't American Century's first nod of approval from DALBAR. In June, DALBAR recognized our statement's individual rate of return feature -- part of the personalized performance section -- as the key reason it ranked our statement second out of 88 mutual fund company statements in the nation.

     One final note -- in the spirit of our ongoing Year 2000 readiness disclosures, we've provided a complete update on our preparations for Y2K on the inside front cover of this report. We understand that our diligence in this area is very important to you.

     As always, we appreciate your continued confidence in American Century.

Sincerely,
/s/James E. Stowers, Jr.                        /s/James E. Stowers III
James E. Stowers, Jr.                           James E. Stowers III
Chairman of the Board and Founder               Vice Chairman of the Board and
                                                Chief Executive Officer

[right margin]

                       Table of Contents
   Report Highlights .......................................................   2
   Frequently Asked
      Questions ............................................................   3
PREMIUM GOVERNMENT RESERVE
   Performance Information .................................................   4
   Portfolio at a Glance ...................................................   4
   Yields ..................................................................   4
   Management Q&A ..........................................................   5
   Types of Investments ....................................................   5
   Schedule of Investments .................................................   6
PREMIUM CAPITAL RESERVE
   Performance Information .................................................   8
   Portfolio at a Glance ...................................................   8
   Yields ..................................................................   8
   Management Q&A ..........................................................   9
   Portfolio Composition
      by Credit Rating .....................................................   9
   Types of Investments ....................................................   9
   Schedule of Investments .................................................  10
FINANCIAL STATEMENTS
   Statements of Assets and
      Liabilities ..........................................................  13
   Statements of Operations ................................................  14
   Statements of Changes
      in Net Assets ........................................................  15
   Notes to Financial
      Statements ...........................................................  16
   Financial Highlights ....................................................  17
OTHER INFORMATION
   Retirement Account
      Information ..........................................................  19
   Background Information
      Investment Philosophy
         and Policies ......................................................  20
      Comparative Indices ..................................................  20
      Lipper Rankings ......................................................  20
      Portfolio Managers ...................................................  20
      Credit Rating
         Guidelines ........................................................  20
   Glossary ................................................................  21


                                                www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

PREMIUM GOVERNMENT RESERVE

* Premium Government Reserve's return roughly kept pace with the average Institutional U.S. government money market fund tracked by Lipper Inc.

* Two short-term interest rate increases by the Federal Reserve caused yields on money market securities to rise over the six-month period, which sent Premium Government Reserve's yield higher.

* Premium Government Reserve's weighted average maturity (WAM--the average time until the securities in the portfolio mature) was a bit long relative to its Lipper peers early in the period but was closer to neutral by the end of September.

* By the end of the second quarter, the U.S. economy was proving surprisingly robust and the chances of a Fed rate hike had increased. So we shortened the fund's WAM by purchasing floating-rate government agency notes.

PREMIUM CAPITAL RESERVE

* Premium Capital Reserve's return compared favorably with the average Institutional Money Market Fund tracked by Lipper Inc.

* The fund's 7-day yield rose in response to two short-term interest rate increases by the Federal Reserve, one in late June and the other in August. The rate hikes were a partial reversal of the Fed's rate cuts in the fall of 1998.

* In late March, muted economic data gave no clear indication that the Fed needed to raise interest rates. Based on our belief that the Fed was "on hold," we extended Premium Capital Reserve's weighted average maturity (WAM) to 80 days.

* However, by late June the economy began to exhibit strength and consumer prices surged, so we reduced the fund's WAM to 70 days.

[left margin]

                 PREMIUM GOVERNMENT RESERVE
                          (TWPXX)
       TOTAL RETURNS:               AS OF 9/30/99
          6 Months                          2.31%*
          1 Year                            4.69%
       7-DAY CURRENT YIELD:                 4.80%
       INCEPTION DATE:                     4/1/93
       NET ASSETS:                  $86.6 million

                   PREMIUM CAPITAL RESERVE
                          (TCRXX)
       TOTAL RETURNS:               AS OF 9/30/99
          6 Months                          2.37%*
          1 Year                            4.85%
       7-DAY CURRENT YIELD:                 5.03%
       INCEPTION DATE:                     4/1/93
       NET ASSETS:                 $327.4 million

* Annualized.

See Total Returns on pages 4 and 8.

Investment terms are defined in the Glossary on pages 21-22.


2      1-800-345-2021


Money Market Funds--Frequently Asked Questions
--------------------------------------------------------------------------------

CAN I MAKE DIRECT DEPOSITS INTO MY MONEY MARKET FUND ACCOUNT?

     Yes. You can arrange for direct deposit of your paycheck, Social Security check, Treasury Direct interest payment, military allotment, or payments from other government agencies. Give us a call, and we will send you the necessary information to set it up.

WHAT IS THE HOLDING PERIOD ON NEW DEPOSITS INTO MY ACCOUNT?

     Generally, there is an eight-business-day holding period for deposited funds (initial investments in a new account are held for 15 calendar days). There is a one-business-day holding period for U.S. Treasury checks, money orders, and travelers' checks.

IS THERE A LIMIT ON THE NUMBER OF CHECKS I CAN WRITE ON MY MONEY MARKET ACCOUNT?

     No. You can write as many checks as you like at no charge, as long as each check is for $100 or more.

IS THERE AN EASY WAY TO MOVE MONEY FROM MY MONEY MARKET FUND INTO A STOCK OR BOND FUND?

     Yes. Moving money between funds is called an exchange, and there is no limit on the number of exchanges you can make out of a money market fund account. However, there is a limit of six exchanges per calendar year out of stock and bond fund accounts.

     Exchanges can be made by:

*    visiting our Web site at
     www.americancentury.com*

*    using our Automated Information Line (1-800-345-8765)*

*    calling an Investor Relations Representative at 1-800-345-2021*

*    writing us a letter

HOW DO I DECIDE WHETHER A TAXABLE MONEY MARKET FUND OR A TAX-FREE MONEY MARKET FUND IS RIGHT FOR ME?

     The most important factor to consider is your tax bracket. Tax-free money market funds typically offer lower yields than taxable funds, but you pay no federal income taxes on the income from a tax-free fund.

     If you are in one of the higher federal income tax brackets, taxes will eat up a big part of your income from a taxable money market fund, so a tax-free investment may be better for you. If you're in a lower tax bracket, then you can usually earn more in a taxable fund even after taxes are deducted.

     We can help you figure it out. If you give us a call and tell us what tax bracket you're in, we can tell you whether you're likely to earn more after-tax income in a tax-free or a taxable money market fund.

IF YOU HAVE ANY QUESTIONS ABOUT OUR MONEY MARKET FUNDS, CALL US TOLL FREE AT 1-800-345-2021 OR E-MAIL US AT OUR WEB SITE, WWW.AMERICANCENTURY.COM.

* Before an investor can make an exchange by calling an Investor Relations Representative, using our Automated Information Line, or visiting our Web site, the investor first must have provided us with written authorization to do so.

[right margin]

A FASTER AND EASIER WAY TO DEPOSIT MUTUAL FUND DISTRIBUTIONS

If you prefer to have your fund dividend or capital gains distributions sent to you instead of reinvesting them, there are a couple of ways to get access to this money faster than waiting for a check in the mail:

* YOU CAN HAVE DISTRIBUTIONS DEPOSITED DIRECTLY INTO YOUR MONEY MARKET ACCOUNT. The money will be deposited the same day that the distributions are paid.

* DISTRIBUTIONS CAN BE SENT ELECTRONICALLY TO YOUR BANK ACCOUNT. The money will be available in your bank account within three days.

Contact our Investor Relations Representatives to set up either of these options.


                                                www.americancentury.com      3


Premium Government Reserve--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 1999

              PREMIUM        90-DAY
             GOVERNMENT   TREASURY BILL   INST. U.S. GOVT. MONEY MARKET FUNDS(2)
              RESERVE        INDEX         AVERAGE RETURN     FUND'S RANKING
================================================================================
6 MONTHS(1)    2.31%         2.30%             2.34%                --
1 YEAR         4.69%         4.54%             4.75%           60 OUT OF 94
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS        5.03%         4.93%             5.11%           51 OUT OF 74
5 YEARS        5.16%         5.12%             5.23%           41 OUT OF 60
LIFE OF FUND   4.69%         4.75%            4.78%(3)        32 OUT OF 45(3)

The fund's inception date was 4/1/93.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 4/30/93, the date nearest the fund's inception for which return data are available.

See pages 20-21 for more information about returns and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                                9/30/99         3/31/99
NUMBER OF SECURITIES              25              24
WEIGHTED AVERAGE
   MATURITY                     55 DAYS         51 DAYS
EXPENSE RATIO                   0.45%*           0.45%

* Annualized.

YIELDS AS OF SEPTEMBER 30, 1999
   7-DAY CURRENT YIELD          4.80%
   7-DAY EFFECTIVE YIELD        4.92%

Investment terms are defined in the Glossary on pages 21-22.

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day yield more closely reflects earnings of the fund than the total return.


4      1-800-345-2021


Premium Government Reserve--Q&A
--------------------------------------------------------------------------------
[photo of Beth Bunnell Hunter]

     An interview with Beth Bunnell Hunter, a portfolio manager on the Premium Government Reserve fund investment team. Beth replaced Amy O'Donnell, who left American Century to pursue other opportunities.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED SEPTEMBER 30, 1999?

     Premium Government Reserve returned 2.31% for the six-month period, compared with the 2.34% average return of the 96 "Institutional U.S. Government Money Market Funds" tracked by Lipper Inc. (See the previous page for other fund performance comparisons.)

THE FUND'S YIELD ROSE QUITE A BIT (FROM 4.43% TO 4.80%) OVER THE SIX MONTHS. WHAT PROMPTED THE INCREASE?

     The Federal Reserve raised short-term interest rates twice during the period, in late June and August, providing the catalyst for the fund's higher yield. That's because the Fed's rate hikes drove an important overnight bank lending rate--the federal funds rate target--from 4.75% to 5.25%. Money market yields, which tend to track such rate changes closely, rose quickly in response.

     The two rate increases were a partial reversal of the rate cuts the Fed made in the fall of 1998 to stabilize the markets during a period of global economic turmoil. Since that time, foreign economies and markets have improved, so the financial strain from overseas has become less of a concern.

HOW DID YOU POSITION THE FUND IN THAT ENVIRONMENT?

     Premium Government Reserve's weighted average maturity (WAM) was a bit long relative to its Lipper peers early in the period, but was closer to neutral by the end of September. The slightly longer WAM was mainly a result of the fund's agency discount note holdings. These securities enhanced the fund's yield, but because they had fairly long average maturities, they also extended the fund's WAM.

     By the end of the second quarter, the U.S. economy was proving to be surprisingly robust, and a Fed rate increase became more likely. So we shortened the fund's WAM by replacing some of the maturing agency discount notes with floating-rate agency notes (floaters).

WHAT MADE THE FLOATERS SO APPEALING?

     The floaters provided two main benefits. One, as just mentioned, was to shorten the fund's WAM. In addition, the floaters that we purchased were tied to three-month Treasury-bill rates and reset weekly. So they provided a good vehicle to capture the rise in interest rates.

SPEAKING OF INTEREST RATES, WHAT'S YOUR OUTLOOK FOR RATES GOING FORWARD AND HOW DO YOU THINK YOU'LL POSITION THE FUND?

     The outlook for interest rates remains uncertain. While the Fed could raise rates again as early as mid-November, it may elect to leave rates unchanged if inflationary pressures remain subdued. In light of that outlook, we will probably keep the fund's WAM conservatively positioned for now, but we may extend a bit if attractive opportunities present themselves.

[right margin]

"WHILE THE FED COULD RAISE RATES AGAIN AS EARLY AS MID-NOVEMBER, IT MAY ELECT TO LEAVE RATES UNCHANGED IF INFLATIONARY PRESSURES REMAIN SUBDUED."

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO

AS OF SEPTEMBER 30, 1999
U.S. Govt. Agency
   Discount Notes        50%
U.S. Govt. Agency
   Securities            45%
Repurchase Agreements     5%

AS OF MARCH 31, 1999
U.S. Govt. Agency
   Discount Notes        82%
U.S. Govt. Agency
   Securities             8%
Repurchase Agreements    10%

Investment terms are defined in the Glossary on pages 21-22.


                                                www.americancentury.com      5


Premium Government Reserve--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's amortized cost, as of the last day of the reporting period.

SEPTEMBER 30, 1999 (UNAUDITED)

Principal Amount                                                     Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES(1) -- 49.5%
               $4,000,000  FFCB Discount Notes, 5.18%,
                              10/15/99                           $ 3,991,942
                5,000,000  FHLB Discount Notes, 5.23%,
                              11/17/99                             4,965,860
                2,000,000  FHLMC Discount Notes, 5.06%,
                              10/7/99                              1,998,313
                2,000,000  FHLMC Discount Notes, 5.07%,
                              10/12/99                             1,996,902
                4,514,000  FHLMC Discount Notes, 5.20%,
                              11/2/99                              4,493,135
                2,000,000  FHLMC Discount Notes, 4.75%,
                              11/4/99                              1,991,028
                1,000,000  FHLMC Discount Notes, 5.03%,
                              12/14/99                               989,660
                3,982,000  FHLMC Discount Notes, 5.51%,
                              1/14/00                              3,918,005
                3,000,000  FHLMC Discount Notes, 5.50%,
                              1/27/00                              2,945,917
                4,500,000  FHLMC Discount Notes, 5.53%,
                              2/2/00                               4,414,332
                3,000,000  FHLMC Discount Notes, 5.40%,
                              2/3/00                               2,943,750
                2,000,000  FHLMC Discount Notes, 5.44%,
                              2/10/00                              1,960,107
                4,000,000  FNMA Discount Notes, 5.05%,
                              10/15/99                             3,992,144
                2,200,000  FNMA Discount Notes, 5.07%,
                              10/21/99                             2,193,803
                                                                 -----------
TOTAL U.S. GOVERNMENT
AGENCY DISCOUNT NOTES                                             42,794,898
                                                                 -----------

U.S. GOVERNMENT AGENCY SECURITIES(1) -- 45.3%
                2,000,000  FFCB MTN, VRN, 5.35%,
                              10/1/99, resets monthly off the
                              3-month T-Bill rate plus 0.36%
                              with no caps                         1,999,935
                3,200,000  FHLB, 5.00%, 3/30/00                    3,191,966

Principal Amount                                                     Value
--------------------------------------------------------------------------------

               $2,000,000  FHLB, 5.05%, 4/26/00                  $ 1,999,506
                4,000,000  FHLB, 5.08%, 4/28/00                    3,999,666
                5,000,000  FHLB, VRN, 5.26%, 10/1/99,
                              resets daily off the
                              Fed Funds rate with no caps          5,000,031
                4,000,000  FHLB, VRN, 5.32%, 10/6/99,
                              resets weekly off the 3-month
                              T-Bill rate plus 0.46% with no
                              caps                                 3,999,121
                2,050,000  FNMA, 8.35%, 11/10/99                   2,056,424
                4,000,000  SLMA, VRN, 5.49%, 10/5/99,
                              resets weekly off the 3-month
                              T-Bill rate plus 0.63% with
                              no caps                              4,000,000
                3,000,000  SLMA MTN, VRN, 5.29%,
                              10/5/99, resets weekly off the
                              3-month T-Bill rate plus 0.43%
                              with no caps                         3,000,000
                5,000,000  SLMA MTN, VRN, 5.36%,
                              10/5/99, resets weekly off the
                              3-month T-Bill rate plus 0.50%
                              with no caps                         4,998,771
                5,000,000  SLMA MTN, VRN, 5.53%,
                              10/7/99, resets weekly off the
                              3-month T-Bill rate plus 0.67%
                              with no caps                         5,000,000
                                                                 -----------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                 39,245,420
                                                                 -----------

TEMPORARY CASH INVESTMENTS -- 5.2%
    259,000 Units of Participation in Chase Vista
       U.S. Government Money Market Fund
       (Institutional Shares)                                        259,000
    Repurchase Agreement, Goldman Sachs &
       Co., Inc., (U.S. Treasury obligations), in a
       joint trading account at 5.10%, dated
       9/30/99, due 10/1/99 (Delivery value
       $4,229,599)                                                 4,229,000
                                                                 -----------
TOTAL TEMPORARY CASH INVESTMENTS                                   4,488,000
                                                                 -----------
TOTAL INVESTMENT SECURITIES -- 100.0%                            $86,528,318
                                                                 ===========


6      1-800-345-2021                        See Notes to Financial Statements


Premium Government Reserve--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
SEPTEMBER 30, 1999 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

FFCB = Federal Farm Credit Bank

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

MTN = Medium Term Note

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SLMA = Student Loan Marketing Association

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate indicated is effective September 30, 1999.

(1) The rates for U.S. Government Agency Discount Notes are the yield to maturity at purchase. The rates for U.S. Government Agency securities are the stated coupon rates.


See Notes to Financial Statements               www.americancentury.com      7


Premium Capital Reserve--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF SEPTEMBER 30, 1999

                PREMIUM      90-DAY
                CAPITAL   TREASURY BILL   INSTITUTIONAL MONEY MARKET FUNDS(2)
                RESERVE      INDEX         AVERAGE RETURN   FUND'S RANKING
6 MONTHS(1)      2.37%       2.30%            2.37%               --
1 YEAR           4.85%       4.54%            4.84%         109 OUT OF 193
===============================================================================
AVERAGE ANNUAL RETURNS
3 YEARS          5.15%       4.93%            5.18%          88 OUT OF 154
5 YEARS          5.26%       5.12%            5.30%          71 OUT OF 118
LIFE OF FUND     4.78%       4.75%           4.87%(3)       56 OUT OF 81(3)

The fund's inception date was 4/1/93.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 4/30/93, the date nearest the fund's inception for which return data are available.

See pages 20-21 for more information about returns and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                               9/30/99          3/31/99
NUMBER OF SECURITIES             64               61
WEIGHTED AVERAGE
   MATURITY                   73 DAYS           72 DAYS
EXPENSE RATIO                  0.45%*            0.45%

* Annualized.

YIELDS AS OF SEPTEMBER 30, 1999
   7-DAY CURRENT YIELD         5.03%
   7-DAY EFFECTIVE YIELD       5.16%

Investment terms are defined in the Glossary on pages 21-22.

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day yield more closely reflects earnings of the fund than the total return.


8      1-800-345-2021


Premium Capital Reserve--Q&A
--------------------------------------------------------------------------------
[photo of John Walsh]

     An interview with John Walsh, a portfolio manager on the Premium Capital Reserve fund investment team.

HOW DID PREMIUM CAPITAL RESERVE PERFORM FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999?

     Premium Capital Reserve's return compared favorably with its peer group. For the six months ended September 30, 1999, the fund returned 2.37%, matching the average return of the 196 "Institutional Money Market Funds" tracked by Lipper Inc. (See the previous page for other fund performance comparisons.)

THE FUND'S 7-DAY YIELD ROSE SUBSTANTIALLY (FROM 4.53% TO 5.03%) DURING THE PERIOD. WHY?

     Premium Capital Reserve's 7-day yield reflected the higher overall interest rates on money market securities. Two interest rate hikes by the Federal Reserve, one in late June and another in August, raised the federal funds rate target (an influential overnight lending rate for banks). Money market yields, which tend to track such rate changes closely, followed suit.

WHY DID THE FEDERAL RESERVE INCREASE RATES IN JUNE AND AUGUST?

     The rate hikes were a partial reversal of the Fed's rate cuts in the fall of 1998. At that time, the Fed reduced the federal funds rate target to help stabilize financial markets during a period of global economic turmoil.

     Since then, global economies and financial markets have improved. That has reduced the financial strain from overseas and the need for the high degree of liquidity the Fed injected into the markets with its 1998 rate reductions.

GIVEN THAT ENVIRONMENT, HOW DID YOU POSITION THE FUND?

     We extended Premium Capital Reserve's weighted average maturity (WAM--the average time until the securities in the portfolio mature) to 80 days in late March because muted economic data gave no clear indication that the Fed needed to raise interest rates.

     However, by late June the economy began to exhibit strength and consumer prices surged, so we reduced the fund's WAM to 70 days and kept it near that level throughout the remainder of the period.

LOOKING AHEAD, HOW DO YOU PLAN TO POSITION THE PORTFOLIO?

     Based upon the contradictory economic indicators of strong growth and low inflation, we will continue to manage the fund in a fairly defensive manner for now. Currently, securities maturing in three to five months offer very attractive yields, so we expect to add them while offsetting these holdings with shorter-term securities.

[right margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
                  % OF FUND INVESTMENTS
                 AS OF             AS OF
                9/30/99           3/31/99
A-1+              60%               92%
A-1               40%                8%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 20 for more information.

[pie charts - data below]

TYPES OF INVESTMENTS IN
THE PORTFOLIO

AS OF SEPTEMBER 30, 1999
Commercial Paper             71%
CDs                          11%
Variable-Rate Notes          11%
Bank Notes                    3%
Asset-Backed Securities       2%
Other                         2%

AS OF MARCH 31, 1999
Commercial Paper             76%
CDs                           8%
Variable-Rate Notes           8%
Bank Notes                    3%
Asset-Backed Securities       3%
Other                         2%

Investment terms are defined in the Glossary on pages 21-22.


                                                www.americancentury.com      9


Premium Capital Reserve--Schedule of Investments
--------------------------------------------------------------------------------

This schedule lists all investments owned by the fund, as well as each security's amortized cost, as of the last day of the reporting period.

SEPTEMBER 30, 1999 (UNAUDITED)

Principal Amount                                                    Value
--------------------------------------------------------------------------------
COMMERCIAL PAPER(1) -- 70.6%
BANKS -- 5.2%
            $  3,500,000   Banca Serfin S.A., 5.35%,
                              10/25/99 (LOC: Barclays
                              Bank PLC)                         $  3,487,517
               3,000,000   National Australia Bank Ltd. SA,
                              4.92%, 2/7/00                        2,947,110
              10,000,000   Spintab-Swedmortgage AB,
                              4.81%-5.37%,
                              11/4/99-12/8/99                      9,918,738
               1,000,000   Unibanco-Uniao de Bancos
                              Brasileiros S.A. Grand Cayman,
                              4.80%, 10/21/99 (LOC:
                              Barclays Bank PLC)                     997,333
                                                                ------------
                                                                  17,350,698
                                                                ------------
CHEMICALS -- 0.4%
               1,500,000   Formosa Plastics Corp. USA,
                              5.43%, 1/28/00 (LOC:
                              Barclays Bank PLC)                   1,473,076
                                                                ------------
CREDIT CARD & TRADE RECEIVABLES -- 8.2%
              13,800,000   Dakota Certificates (Citibank),
                              5.16%-5.37%,
                              10/13/99-11/10/99
                              (Acquired 7/7/99-9/9/99,
                              Cost $13,653,905)(2)                13,752,043
              13,700,000   WCP Funding Inc., 5.35%-5.82%,
                              11/15/99-2/16/00 (Acquired
                              9/10/99-9/28/99, Cost
                              $13,528,048)(2)                     13,560,667
                                                                ------------
                                                                  27,312,710
                                                                ------------
EDUCATION -- 0.7%
                2,300,000  Yale University, 5.76%, 2/14/00         2,249,952
                                                                ------------
ELECTRICAL UTILITIES -- 1.4%
               4,800,000   National Rural Utilities
                              Cooperative Finance Corp.,
                              5.75%, 3/13/00                       4,674,267
                                                                ------------
ENERGY RESERVES & PRODUCTION -- 7.5%
               6,000,000   Chevron Transport Corp.,
                              4.80%-5.78%,
                              10/6/99-2/17/00 (Acquired
                              4/23/99-9/7/99, Cost
                              $5,855,088)(2)                       5,931,048
               4,000,000   Chevron U.K. Investment PLC,
                              4.80%, 10/21/99                      3,989,333
               3,000,000   Equilon Enterprises LLC, 5.77%,
                              1/24/00                              2,944,704

Principal Amount                                                    Value
--------------------------------------------------------------------------------

             $12,000,000   Sand Dollar Funding LLC,
                              5.34%-5.35%,
                              10/15/99-12/7/99 (Acquired
                              8/31/99-9/16/99, Cost
                              $11,908,382)(2)                   $ 11,949,231
                                                                ------------
                                                                  24,814,316
                                                                ------------
FINANCIAL SERVICES -- 36.0%
               5,400,000   AES Shady Point, Inc., 5.35%,
                              10/26/99                             5,379,938
               3,000,000   Caisse D'Amortissement de la
                              Dette Sociale, 4.84%, 12/3/99        2,974,589
               9,000,000   Countrywide Home Loans, Inc.,
                              5.37%-5.50%,
                              10/4/99-11/24/99                     8,965,488
               9,500,000   Credit Suisse First Boston Inc.,
                              5.68%-5.79%,
                              2/3/00-3/8/00 (Acquired
                              8/9/99-9/20/99, Cost
                              $9,246,259)(2)                       9,290,476
               2,000,000   Deutsche Bank Financial, Inc.,
                              5.26%, 2/1/00                        1,964,032
               8,138,000   Falcon Asset Securities Corp.,
                              4.83%-5.40%,
                              10/20/99-11/4/99 (Acquired
                              5/4/99-9/15/99, Cost
                              $8,025,907)(2)                       8,108,977
               9,900,000   General Electric Financial
                              Assurance Holdings,
                              5.17%-5.80%,
                              10/7/99-2/22/00 (Acquired
                              7/2/99-9/30/99, Cost
                              $9,719,409)(2)                       9,776,856
              10,900,000   GMAC Mortgage Corp.,
                              5.18%-5.40%,
                              10/1/99-11/1/99                     10,872,496
               6,000,000   Goldman Sachs Group Inc.,
                              4.82%-4.94%,
                              10/28/99-2/4/00                      5,937,286
                2,900,000  Marsh USA Inc., 5.53%, 2/14/00
                              (Acquired 7/30/99, Cost
                              $2,811,351)(2)                       2,839,416
                9,500,000  Park Avenue Receivables Corp.,
                              5.37%-5.60%,
                              10/1/99-10/13/99 (Acquired
                              8/31/99-9/30/99, Cost
                              $9,472,492)(2)                       9,493,727
                9,837,000  Quincy Capital Corp.,
                              5.23%-5.38%,
                              10/7/99-12/17/99
                              (Acquired 8/2/99-9/13/99,
                              Cost $9,721,733)(2)                  9,769,980
               12,857,000  Receivables Capital Corp.,
                              5.37%-5.80%,
                              10/8/99-1/14/00 (LOC:
                              Bank of America N.T. & S.A.)
                              (Acquired 8/26/99-9/21/99,
                              Cost $12,710,727)(2)                12,751,930


10      1-800-345-2021                       See Notes to Financial Statements


Premium Capital Reserve--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
SEPTEMBER 30, 1999 (UNAUDITED)

Principal Amount                                                    Value
--------------------------------------------------------------------------------

             $  8,100,000  Transamerica Asset Funding Corp.,
                              5.37%-5.82%,
                              11/3/99-2/10/00 (Acquired
                              8/10/99-8/27/99, Cost
                              $7,922,120)(2)                    $  7,978,473
                3,000,000  UBS Finance (Delaware) Inc.,
                              4.92%, 10/12/99                      2,995,490
               10,800,000  Windmill Funding Corp.,
                              5.25%-5.94%,
                              11/8/99-1/26/00 (Acquired
                              8/2/99-9/22/99, Cost
                              $10,593,979)(2)                     10,659,858
                                                                ------------
                                                                 119,759,012
                                                                ------------
FOOD & BEVERAGE -- 2.0%
               4,200,000   Brown-Forman Corp., 5.63%,
                              10/1/99 (Acquired 9/30/99,
                              Cost $4,199,343)(2)                  4,200,000
               2,500,000   Diageo plc, 5.16%, 11/18/99
                              (Acquired 7/2/99, Cost
                              $2,450,192)(2)                       2,482,800
                                                                ------------
                                                                   6,682,800
                                                                ------------
HEAVY ELECTRICAL EQUIPMENT -- 1.2%
               4,000,000   Dover Corp., 5.32%, 10/27/99
                              (Acquired 9/24/99, Cost
                              $3,980,493)(2)                       3,984,631
                                                                ------------
INDUSTRIAL PARTS -- 4.3%
               14,400,000  Invensys plc, 5.34%-5.83%,
                              12/6/99-1/25/00 (Acquired
                              9/17/99-9/28/99, Cost
                              $14,160,010)(2)                     14,178,754
                                                                ------------
MINING & METALS -- 0.6%
               2,000,000   Rio Tinto America Inc., 4.93%,
                              1/24/00 (Acquired 5/4/99,
                              Cost $1,927,419)(2)                  1,968,503
                                                                ------------
OIL REFINING -- 3.1%
              10,500,000   Motiva Enterprises LLC,
                              5.22%-5.78%,
                              10/5/99-1/21/00                     10,369,912
                                                                ------------
TOTAL COMMERCIAL PAPER                                           234,818,631
                                                                ------------

CORPORATE DEBT -- 11.1%
BANKS -- 0.7%
               2,500,000   Bank One Corp. MTN, Series B,
                              VRN, 5.45%, 11/9/99, resets
                              quarterly off the 3-month
                              LIBOR plus 0.02% with no caps        2,500,000
                                                                ------------
CREDIT CARD & TRADE RECEIVABLES -- 0.9%
               3,000,000   Corporate Receivables Corp., VRN,
                              5.40%, 10/15/99, resets
                              monthly off the 1-month
                              LIBOR plus 0.02% with no caps        3,000,000
                                                                ------------

Principal Amount                                                    Value
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 2.4%
            $  4,000,000   General Electric Capital Corp.
                              MTN, Series A, VRN, 5.26%,
                              10/13/99, resets quarterly off
                              the 3-month LIBOR minus
                              0.05% with no caps                $  4,000,000
               4,000,000   Park Avenue Receivables Corps.,
                              VRN, 5.43%, 10/13/99, resets
                              monthly off the 1-month
                              LIBOR plus 0.05% with no caps        4,000,000
                                                                ------------
                                                                   8,000,000
                                                                ------------
LIFE AND HEALTH INSURANCE -- 5.7%
               1,000,000   American International Group, Inc.
                              MTN, 6.05%, 11/1/99                  1,000,256
               3,000,000   Jackson National Life Insurance
                              Co., VRN, 5.57%, 10/12/99,
                              resets monthly off the 1-month LIBOR
                              plus 0.19% with no caps
                              (Acquired 6/8/99, Cost
                              $3,000,000)(2)                       3,000,000
               5,400,000   Metropolitan Life Insurance Company,
                              VRN, 5.59%, 10/1/99,
                              resets monthly off the
                              1-month LIBOR plus
                              0.25% with no caps                   5,400,000
               5,000,000  Transamerica Occidental Life
                              Insurance Co., VRN, 5.50%, 10/1/99,
                              resets monthly off the 1-month LIBOR
                              plus 0.13% with no caps (Acquired
                              11/5/98, Cost $5,000,000)(2)         5,000,000
               1,600,000   Travelers Insurance Company
                              (The), VRN, 5.42%, 10/9/99,
                              resets monthly off the 1-month
                              LIBOR plus 0.04% with no
                              caps (Acquired 6/4/99, Cost
                              $1,600,000)(2)                       1,600,000
               3,000,000  Travelers Insurance Company (The),
                              VRN, 5.42%, 10/22/99, resets monthly
                              off the 1-month LIBOR plus 0.04%
                              with no caps (Acquired 5/19/99, Cost
                              $3,000,000)(2)                       3,000,000
                                                                ------------
                                                                  19,000,256
                                                                ------------
SECURITIES & ASSET MANAGEMENT -- 1.4%
                           4,500,000 Morgan Stanley Dean Witter &
                              Co., 6.25%, 3/15/00                  4,514,209
                                                                ------------
TOTAL CORPORATE DEBT                                              37,014,465
                                                                ------------

CERTIFICATES OF DEPOSIT -- 11.5%
               6,500,000   Abbey National Treasury Services
                              PLC MTN, 5.04%-5.97%,
                              2/8/00-8/14/00                       6,498,616
               3,000,000   Chase Manhattan Bank N.A.,
                              5.61%, 2/3/00                        3,000,000


See Notes to Financial Statements              www.americancentury.com      11


Premium Capital Reserve--Schedule of Investments
--------------------------------------------------------------------------------
                                                                   (Continued)
SEPTEMBER 30, 1999 (UNAUDITED)

Principal Amount                                                    Value
--------------------------------------------------------------------------------

            $  3,000,000   First Union National Bank, VRN, 5.43%,
                              10/1/99, resets daily off
                              the Federal Funds rate plus
                              0.17% with no caps                $  2,999,664
               8,000,000   National Westminster Bank PLC
                              (New York), 4.98%-5.06%,
                              1/10/00-2/9/00                       7,999,365
               4,000,000   Royal Bank of Canada (New York),
                              5.07%-5.12%,
                              2/10/00-2/18/00                      3,999,497
               1,500,000   U.S. Bank, NA, 5.35%, 12/13/99          1,500,000
               2,500,000   U.S. Bank, NA Minnesota, 5.41%,
                              12/14/99                             2,500,000
               6,500,000   UBS AG, 5.29%-5.46%,
                              5/19/00-6/5/00                       6,498,124
               3,200,000   Westdeutsche Landesbank,
                              5.43%, 12/27/99                      3,200,000
                                                                ------------
TOTAL CERTIFICATES OF DEPOSIT                                     38,195,266
                                                                ------------

ASSET-BACKED SECURITIES(3) -- 2.3%
                 321,714   Americredit Automobile Receivables Trust,
                              Series 1999 A, Class A1 SEQ, 4.98%,
                              3/12/00                                321,714
               2,000,000   Americredit Automobile Receivables Trust,
                              Series 1999 C, Class A1A SEQ, 5.67%,
                              9/5/00                               2,000,000
               5,000,000   BMW Vehicle Owner Trust, Series 1999 A,
                              Class A1 SEQ, 5.64%,
                              8/25/00                              5,000,000

Principal Amount                                                    Value
--------------------------------------------------------------------------------

              $  127,788   WFS Financial Owner Trust,
                              Series 1999 A, Class A1 SEQ,
                              5.01%, 2/20/00                    $    127,788
                                                                ------------
TOTAL ASSET-BACKED SECURITIES                                      7,449,502
                                                                ------------

BANK NOTES -- 4.1%
               4,000,000   American Express Centurion Bank,
                              VRN, 5.34%, 10/14/99,
                              resets monthly off the 1-month LIBOR
                              minus 0.04% with
                              no caps                              4,000,000
               3,000,000   U.S. Bank, NA Minnesota, VRN,
                              5.32%, 10/8/99, resets
                              monthly off the 1-month LIBOR
                              minus 0.06% with no caps             2,999,991
               4,000,000   U.S. Bank, NA Minnesota, VRN,
                              5.26%, 10/20/99, resets
                              monthly off the 1-month LIBOR
                              minus 0.12% with no caps             3,998,515
               2,500,000   U.S. Bank, NA Minnesota, VRN,
                              5.33%, 10/20/99, resets
                              monthly off the 1-month LIBOR
                              minus 0.05% with no caps             2,498,922
                                                                ------------
TOTAL BANK NOTES                                                  13,497,428
                                                                ------------

U.S. GOVERNMENT AGENCY SECURITIES -- 0.4%
                1,460,000  FHLB, 8.375%, 10/25/99                  1,463,430
                                                                ------------
TOTAL INVESTMENT SECURITIES -- 100.0%                           $332,438,722
                                                                ============

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

LIBOR = London Interbank Offered Rate

LOC = Letter of Credit

MTN = Medium Term Note

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate indicated is effective September 30, 1999.

(1) Rate indicated is the yield to maturity at purchase.

(2) Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at September 30, 1999 was $165,277,370, which represented 50.4% of net assets. Restricted securities considered illiquid represent 3.8% of net assets.

(3) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.


12      1-800-345-2021                       See Notes to Financial Statements


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

This statement breaks down the fund's ASSETS (such as securities, cash, and other receivables) and LIABILITIES (money owed for securities purchased, management fees, and other liabilities) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price, or NET ASSET VALUE PER SHARE. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

                                                    PREMIUM          PREMIUM
                                                   GOVERNMENT        CAPITAL
SEPTEMBER 30, 1999 (UNAUDITED)                      RESERVE          RESERVE

ASSETS
Investment securities, at value
  (amortized cost and cost for
  federal income tax purposes) ..............  $    86,528,318   $   332,438,722
Interest and other receivables ..............          436,352         1,053,675
                                               ---------------   ---------------
                                                    86,964,670       333,492,397
                                               ---------------   ---------------

LIABILITIES
Disbursements in excess of
  demand deposit cash .......................          228,142         1,238,699
Payable for investments purchased ...........             --           4,479,057
Accrued management fees (Note 2) ............           32,162           114,069
Dividends payable ...........................           68,424           259,971
Payable for directors' fees and expenses ....               48               170
                                               ---------------   ---------------
                                                       328,776         6,091,966
                                               ---------------   ---------------
Net Assets ..................................  $    86,635,894   $   327,400,431
                                               ===============   ===============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized ..................................    1,000,000,000     1,000,000,000
                                               ===============   ===============
Outstanding .................................       86,638,583       327,395,778
                                               ===============   ===============
Net Asset Value Per Share ...................  $          1.00   $          1.00
                                               ===============   ===============

NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus) .....  $    86,638,583   $   327,395,778
Accumulated undistributed net
  realized gain (loss) on investments .......           (2,689)            4,653
                                               ---------------   ---------------
                                               $    86,635,894   $   327,400,431
                                               ===============   ===============


See Notes to Financial Statements              www.americancentury.com      13


Statements of Operations
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of interest income, fees and expenses, and investment gains or losses.

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED)

                                                    PREMIUM            PREMIUM
                                                   GOVERNMENT          CAPITAL
                                                    RESERVE            RESERVE
INVESTMENT INCOME
Income:
Interest ..................................       $ 2,358,750        $ 7,382,922
                                                  -----------        -----------

Expenses (Note 2):
Management fees ...........................           212,297            647,628
Directors' fees and expenses ..............               442              1,341
                                                  -----------        -----------
                                                      212,739            648,969
                                                  -----------        -----------

Net investment income .....................         2,146,011          6,733,953
                                                  -----------        -----------

Net realized gain (loss)
  on investments ..........................            (2,689)             7,707
                                                  -----------        -----------

Net Increase in Net Assets
  Resulting from Operations ...............       $ 2,143,322        $ 6,741,660
                                                  ===========        ===========


14      1-800-345-2021                       See Notes to Financial Statements


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of operations (as detailed on the previous page for the most recent period), income and capital gain distributions, and shareholder investments and redemptions.

SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED) AND YEAR ENDED MARCH 31, 1999

Increase (Decrease)              PREMIUM GOVERNMENT RESERVE       PREMIUM CAPITAL RESERVE
in Net Assets                  SEPT. 30, 1999  MARCH 31, 1999  SEPT. 30, 1999  MARCH 31, 1999
OPERATIONS
Net investment income .........$   2,146,011   $   3,379,825   $   6,733,953   $  10,460,773
Net realized gain (loss)
  on investments ..............       (2,689)          5,484           7,707           1,320
                               -------------   -------------   -------------   -------------
Net increase in net assets
  resulting from operations ...    2,143,322       3,385,309       6,741,660      10,462,093
                               -------------   -------------   -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ....   (2,146,011)     (3,379,825)     (6,733,953)    (10,460,773)
From net realized gains on
  investment transactions .....         --            (5,104)           --              --
                               -------------   -------------   -------------   -------------
Decrease in net assets
  from distributions ..........   (2,146,011)     (3,384,929)     (6,733,953)    (10,460,773)
                               -------------   -------------   -------------   -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .....  164,664,831     483,425,779     266,698,591     533,120,417
Proceeds from reinvestment
  of distributions ............    2,094,092       3,241,460       6,318,172       9,901,509
Payments for shares redeemed .. (201,413,865)   (409,868,798)   (221,672,491)   (449,461,484)
                               -------------   -------------   -------------   -------------
Net increase (decrease) in
  net assets from
  capital share transactions ..  (34,654,942)     76,798,441      51,344,272      93,560,442
                               -------------   -------------   -------------   -------------
Net increase (decrease)
  in net assets ...............  (34,657,631)     76,798,821      51,351,979      93,561,762

NET ASSETS
Beginning of period ...........  121,293,525      44,494,704     276,048,452     182,486,690
                               -------------   -------------   -------------   -------------
End of period .................$  86,635,894   $ 121,293,525   $ 327,400,431   $ 276,048,452
                               =============   =============   =============   =============

TRANSACTIONS IN SHARES
OF THE FUNDS
Sold ..........................  164,664,831     483,425,779     266,698,591     533,120,417
Issued in reinvestment
  of distributions ............    2,094,092       3,241,460       6,318,172       9,901,509
Redeemed ...................... (201,413,865)   (409,868,798)   (221,672,491)   (449,461,484)
                               -------------   -------------   -------------   -------------
Net increase (decrease) .......  (34,654,942)     76,798,441      51,344,272      93,560,442
                               =============   =============   =============   =============


See Notes to Financial Statements              www.americancentury.com      15


Notes to Financial Statements
--------------------------------------------------------------------------------

SEPTEMBER 30, 1999 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Premium Reserves, Inc. (the corporation) is registered under the Investment Company Act of 1940 as an open-end management investment company. Premium Government Reserve Fund (Government Reserve) and Premium Capital Reserve Fund (Capital Reserve) (the funds) are two of the three funds issued by the corporation. The funds are diversified under the 1940 Act. The investment objective of Government Reserve and Capital Reserve is to obtain as high a level of current income as is consistent with preservation of capital and maintenance of liquidity. The following significant accounting policies are in accordance with generally accepted accounting principles; these policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Securities are valued at amortized cost, which approximates current value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the funds under each repurchase agreement.

    JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account held at the funds' custodian. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. The funds do not expect to realize any long-term capital gains and, accordingly do not expect to pay any long-term capital gains distributions.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At March 31, 1999, accumulated net realized short-term capital loss carryovers of $3,052 for Capital Reserve (expiring in 2004 through 2007) may be used to offset future taxable gains.

    ADDITIONAL INFORMATION -- Funds Distributor, Inc. (FDI) is the corporation's distributor. Certain officers of FDI are also officers of the corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each fund's average daily closing net assets during the previous month. The annual management fee for each fund is 0.45%.

    Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.


16      1-800-345-2021


Premium Government Reserve--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL
RETURN, INCOME RATIO (net income as a percentage of average net assets), and EXPENSE RATIO (operating expenses as a percentage of average net assets).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                       1999(1)          1999           1998          1997          1996          1995
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ...........  $      1.00      $      1.00    $      1.00   $      1.00   $      1.00   $      1.00
                                   -----------      -----------    -----------   -----------   -----------   -----------
Income From Investment Operations
  Net Investment Income .........         0.02             0.05           0.05          0.05          0.05          0.05
                                   -----------      -----------    -----------   -----------   -----------   -----------
Distributions
  From Net Investment Income ....        (0.02)           (0.05)         (0.05)        (0.05)        (0.05)        (0.05)
                                   -----------      -----------    -----------   -----------   -----------   -----------
Net Asset Value, End of Period ..  $      1.00      $      1.00    $      1.00   $      1.00   $      1.00   $      1.00
                                   ===========      ===========    ===========   ===========   ===========   ===========
  Total Return(2) ...............         2.31%            4.98%          5.25%         5.07%         5.49%         4.62%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .........         0.45%(3)         0.45%          0.45%         0.45%         0.44%         0.45%
Ratio of Net Investment Income
  to Average Net Assets .........         4.55%(3)         4.82%          5.13%         4.96%         5.30%         4.84%
Net Assets, End of Period
  (in thousands) ................  $    86,636      $   121,294    $    44,495   $    38,838   $    26,191   $    16,381

(1) Six months ended September 30, 1999 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.


See Notes to Financial Statements              www.americancentury.com      17


Premium Capital Reserve--Financial Highlights
--------------------------------------------------------------------------------

This table itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years. It also includes several key statistics for each reporting period, including TOTAL
RETURN, INCOME RATIO (net income as a percentage of average net assets), and EXPENSE RATIO (operating expenses as a percentage of average net assets).

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                                       1999(1)           1999           1998           1997           1996           1995
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ...........  $      1.00       $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                   -----------       -----------    -----------    -----------    -----------    -----------
Income From Investment Operations
  Net Investment Income .........         0.02              0.05           0.05           0.05           0.05           0.05
                                   -----------       -----------    -----------    -----------    -----------    -----------
Distributions
  From Net Investment Income ....        (0.02)            (0.05)         (0.05)         (0.05)         (0.05)         (0.05)
                                   -----------       -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of Period ..  $      1.00       $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                   ===========       ===========    ===========    ===========    ===========    ===========
  Total Return(2) ...............         2.37%             5.14%          5.38%          5.13%          5.58%          4.66%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .........         0.45%(3)          0.45%          0.45%          0.45%          0.45%          0.45%
Ratio of Net Investment Income
  to Average Net Assets .........         4.68%(3)          4.99%          5.26%          5.01%          5.50%          4.76%
Net Assets, End of Period
  (in thousands) ................  $   327,400       $   276,048    $   182,487    $   153,958    $   133,417    $   138,428

(1) Six months ended September 30, 1999 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.


18      1-800-345-2021                       See Notes to Financial Statements


Retirement Account Information
--------------------------------------------------------------------------------

RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                www.americancentury.com      19


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     PREMIUM GOVERNMENT RESERVE and PREMIUM CAPITAL RESERVE seek to provide interest income while maintaining a stable share price. Premium Government Reserve invests in U.S. government money market securities, while Premium Capital Reserve invests in a diversified portfolio of money market securities.

     An investment in the funds is neither insured nor guaranteed by the FDIC or any other government agency. Yields will fluctuate, and although the funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the funds.

COMPARATIVE INDICES

     The following index is used in the report for a fund performance comparison. It is not an investment product available for purchase.

     The 90-DAY TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper categories for the Premium Reserve Money Market  funds are:

     INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUNDS (Premium Government Reserve) -- funds with dollar-weighted average maturities of less than 90 days that intend to maintain a stable net asset value and that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

     INSTITUTIONAL MONEY MARKET FUNDS (Premium Capital Reserve) -- funds with dollar-weighted average maturities of less than 90 days that intend to maintain a stable net asset value and that invest in high-quality financial instruments rated in the top two grades.

     But unlike most of the funds in their Lipper categories, the Premium Reserve Money Market funds are not really institutional funds. Instead, they are intended for high-net-worth individual investors. Institutional funds typically have higher minimum balance requirements (often $1 million or more) and, more importantly, lower expenses. The Premium Reserve Money Market funds' higher expenses give them a disadvantage compared with their Lipper group.

     However, the Premium Reserve Money Market funds have lower expenses than the average non-institutional money market fund (according to Lipper), so they can offer attractive yields to individuals able to meet their $100,000 investment minimum.

[left margin]

PORTFOLIO MANAGERS

   Premium Government Reserve
       BETH BUNNELL HUNTER

   Premium Capital Reserve
       JOHN WALSH

CREDIT RATING GUIDELINES

       CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS STANDARD & POOR'S AND MOODY'S. RATINGS ARE BASED ON AN ISSUER'S FINANCIAL STRENGTH AND ABILITY TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

       A-1+ AND A-1 ARE STANDARD & POOR'S HIGHEST RATINGS FOR COMMERCIAL PAPER.

       IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.


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Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in the fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 17-18.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by the fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MONEY MARKET SECURITIES

* ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of receivables, such as credit card debt, auto loans, or mortgages.

* BANK NOTES -- promissory notes issued in the U.S. by domestic commercial banks.

* CERTIFICATES OF DEPOSIT (CDS) -- CDs represent a bank's obligation to repay money deposited with it for a specified period of time.

* COMMERCIAL PAPER (CP) -- short-term debt issued by large corporations to raise cash and to cover current expenses in anticipation of future revenues.

* REPURCHASE AGREEMENTS (REPOS) -- short-term debt agreements in which a fund buys a security at one price and simultaneously agrees to sell it back to the seller at a slightly higher price on a specified date (usually within seven days). The fund does not own the security; instead, the security serves as collateral for the agreement.

* U.S. GOVERNMENT AGENCY NOTES -- intermediate-term debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank). These notes are issued with maturities ranging from three months to 30 years, but the funds only invest in those with remaining maturities of 13 months or less.

* U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- short-term debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank). These notes are issued at a discount and achieve full value at maturity (typically one year or less).

* VARIABLE-RATE NOTES (VRNS) -- debt securities whose interest rates change when a designated base rate changes. The base rate is often the federal funds rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate.


                                                www.americancentury.com      21


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

* GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


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Notes
--------------------------------------------------------------------------------


                                                www.americancentury.com      23


Notes
--------------------------------------------------------------------------------


24      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term Tax-Free
Limited-Term Bond               CA Limited-Term Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Large Cap Value
   Conservative                 Equity Income

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra(reg.tm)
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

--------------------------------------------------------------------------------
[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY GOVERNMENT INCOME TRUST

INVESTMENT MANAGER AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

--------------------------------------------------------------------------------
American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES





                                                    Funds Distributor, Inc. is
9911                                 the distributor of American Century funds
SH-ANN-18631                     (c)1999 American Century Services Corporation